EXHIBIT 99.1


                                                                      [LOGO]
                           GRANT PARK FUTURES FUND, LP

                              MONTHLY FLASH REPORT

                            AUGUST 31, 2004 ESTIMATE

MONTHLY COMMENTARY: August unfortunately saw the continuation of erratic behavior in the markets, lacking any sustained trends in most market sectors. Losses accumulated in the currency sector, as prices moved up and down throughout the month on mixed economic data, volatile energy prices, and fear of another terrorist attack in the United States at the Republican National Convention. Additional losses were suffered in the agricultural sector. Short positions in grains suffered as colder-than-usual temperatures in the Midwestern U.S. and Canada increased fears that an early frost would damage crops. Shorts in orange juice also experienced losses as the damage to the Florida crop from Hurricane Charley became more clear. Finally, losses were suffered in short positions in stock indices. Global stock indices rallied as crude oil retreated from a mid-month high of $50 to just over $43 at month's end. Global interest rate markets were the only profitable sector for the month. Long positions in both U.S. and European bonds generated profits as prices moved higher on weak employment figures.

               AUGUST 31, 2004 STATISTICS (ESTIMATED AS OF SEPT 1)

Grant Park Futures Fund B Units Monthly Return August 2004               (0.47%)
Grant Park Futures Fund B Units Year-to-Date Return August 2004         (18.29%)
Grant Park Futures Fund B Units Net Asset Value August 2004            $879.710
Grant Park Futures Fund A Units Monthly Return August 2004               (0.40%)
Grant Park Futures Fund A Units Year-to-Date Return August 2004         (17.81%)
Grant Park Futures Fund A Units Net Asset Value Return August 2004     $981.348

                  STATISTICS SINCE INCEPTION - CLASS A UNITS **
      SINCE INCEPTION (JANUARY 1, 1989) THROUGH AUGUST 31, 2004 (ESTIMATED)

Total Fund Assets (A and B):  $230M     3 Yr. Comp. Ann. ROR:            5.35%   Worst Drawdown Last 5 Years (2/04-8/04):    -23.71%

12 Month Return:              (11.39%)  5 Yr. Comp. Ann. ROR:            5.67%   Average 1-Month Gain:                         7.76%

36 Month Cumulative Return:    16.91%   10 Yr. Comp. Ann. ROR:           9.07%   Average 1-Month Loss:                        -5.35%

60 Month Cumulative Return:    31.75%   Average 12-Month Return:        24.93%   # of Winning Months:                        102

Compounded Annual ROR:         17.59%   Worst Drawdown (6/89-10/89):   -38.87%   # of Losing Months:                          86


**Most new investors will invest in Class B Units, which carry an additional 0.97% in fees and expenses.

                 GRANT PARK SECTOR EXPOSURE AS OF JUNE 30, 2004

                         INTEREST RATES         28%
                         CURRENCIES             27%
                         STOCK INDICES          13%
                         AGS/SOFTS              15%
                         ENERGY                  8%
                         METALS                  9%

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
          A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                                                  (312) 756-4450 o(800)217-7955
                                                           o FAX (312) 756-4452
Dearborn Capital Management, LLC            Performance Hotline: (866) 516-1574
550 West Jackson Blvd, Suite 1300,             website: www.dearborncapital.com
Chicago, IL 60661                             e-mail: funds@dearborncapital.com

                           GRANT PARK FUTURES FUND, LP

                              MONTHLY FLASH REPORT

                            AUGUST 31, 2004 ESTIMATE

                            HISTORICAL PERFORMANCE**

                                                                                                                 A Unit   B Unit(1)
        Jan      Feb     Mar      Apr      May      Jun      Jul       Aug      Sep       Oct     Nov     Dec     YTD       YTD
1989    0.97%   (3.29%) 17.34%   (9.51%)  26.07%   (3.31%)   0.70%   (21.72%)  (1.68%) (18.43%)   5.37%  29.00%    8.61%    7.73%
1990    5.20%    6.32%  22.20%   31.10%  (15.80%)  14.00%   16.03%    22.83%   14.76%    5.49%    2.83%  (2.65%) 197.04%  194.60%
1991  (12.36%) (13.31%)  1.75%   (6.52%)  (1.90%)   3.93%  (10.99%)   (1.85%)   6.76%    0.12%   (0.21%) 35.80%   (6.77%)  (7.52%)
1992  (15.23%)  (5.32%) (2.32%)  (4.13%)  (2.34%)   8.33%   16.34%     7.34%  (11.40%)  (0.72%)   2.41%  (5.55%) (15.50%) (16.18%)
1993    2.38%   18.13%   1.57%   15.69%    2.30%   (2.34%)  20.56%     0.16%   (3.99%)  (5.39%)   4.57%  13.15%   84.25%   82.76%
1994  (13.74%)  (9.39%) 23.25%    2.31%   14.29%   14.25%   (5.96%)   (6.26%)   2.76%   (7.54%)  15.50%  (0.17%)  24.30%   23.30%
1995  (10.69%)  16.37%  20.67%   10.88%   14.93%   (1.82%) (14.36%)  (11.29%) (10.54%)  (5.40%)   2.77%  18.69%   23.04%   22.04%
1996   (1.09%) (13.59%) (1.34%)   4.97%   (4.35%)   2.32%   (1.48%)   (2.53%)   3.81%   14.82%    7.80%  (6.99%)  (0.59%)  (1.39%)
1997    6.82%    7.61%   1.06%   (8.45%)  (0.91%)   0.34%   15.73%    (8.17%)   2.92%   (5.18%)   0.81%   6.10%   17.31%   16.37%
1998    1.96%    2.62%  (1.08%)  (7.46%)   3.13%   (0.37%)  (0.30%)   24.62%    6.23%   (4.64%)  (3.21%)  2.09%   22.40%   21.41%
1999   (2.02%)   7.95%  (5.18%)   2.92%   (5.51%)   0.22%   (2.68%)   (1.16%)   1.54%   (8.65%)   2.10%   3.05%   (8.24%)  (8.97%)
2000   (1.12%)   0.69%  (1.70%)  (3.84%)   1.80%   (3.51%)  (1.60%)    4.36%   (2.30%)   0.80%    8.91%   9.00%   10.97%   10.08%
2001    1.86%    0.53%   6.63%   (4.51%)  (0.47%)  (2.66%)   0.12%     2.88%    3.69%    5.30%   (7.80%)  2.14%    7.00%    6.14%
2002   (0.87%)  (5.95%)  2.26%   (3.07%)   5.17%   10.07%    6.63%     1.57%    2.87%   (6.04%)  (2.53%)  5.58%   15.25%   14.32%
2003    2.72%    5.77%  (7.47%)   2.57%    9.68%   (1.26%)  (0.49%)    0.12%**  0.06%    2.45%   (0.98%)  5.93%   20.03%   19.06%(1)
2004    0.31%    7.25%  (1.47%) (11.72%)  (4.82%)  (4.55%)  (3.47%)   (0.47%)*                                   (17.81%)*(18.29%)*

                                                                                                  *Estimated as of September 1, 2004

(1) FROM JANUARY 1989 THROUGH JULY 2003 PROFORMA B UNIT DATA IS REFLECTED IN YTD CALCULATIONS. ACTUAL B UNIT PERFORMANCE REFLECTED FROM 8/1/03.

** Actual Class A Unit net monthly returns are reflected from January, 1989 through July, 2003. Actual Class B Unit net monthly returns are reflected from August, 2003 (inception of trading for B Units) forward. Most new investors will invest in Class B Units, which carry an additional 0.97% in fees and expenses over A Units.

INVESTMENT HIGHLIGHTS:

MINIMUM INVESTMENT: $10,000 Individual/$5,000 ERISA or qualified plans, additional minimum investment $2,000

GENERAL PARTNER: Dearborn Capital Management, LLC

PORTFOLIO MANAGERS: Rabar Market Research, EMC Capital Management, Eckhardt Trading Company, Graham Capital Management, Winton Capital Management and Saxon Investment Corporation.

REDEMPTIONS: Units are redeemable monthly with a redemption fee applicable for the first 12 months of investment.

SUITABILITY: Varies from state to state but at least a minimum of $45,000 annual income and a net worth of $45,000 exclusive of home, auto and furnishings or $150,000 net worth. Check Prospectus for individual state suitability. No investor should invest more than 10% of his or her net worth. Please check with your Firm's Administrative Department as firm requirements may also vary.

THE RISKS

o  Performance can be volatile and you   o  Grant Park pays substantial fees and
   could lose all or substantially all      expenses, including fees to its
   of your investment in Grant Park         trading advisors, which must be
   Futures Fund.                            offset by trading profits and
                                            interest income.
o  No secondary market exists for the
   Fund. Additionally, redemptions are   o  The Fund invests in foreign
   limited and may result in early          securities, which are subject to
   redemption fees.                         special risks such as currency
                                            fluctuations, different financial
o  Trading in commodity interests is a      and regulatory standards, and
   zero-sum economic activity in which,     political instability.
   for every gain, there is an
   offsetting loss. Grant Park           o  Grant Park's use of multiple trading
   therefore bears the risk that, on        advisors may result in Grant Park
   every trade, it will incur the loss.     taking offsetting trading positions,
                                            thereby incurring additional
o  Commodity futures trading may be         expenses with no net change in
   illiquid.                                holdings.

o  An investment in Grant Park is        o  You will have no right to
   speculative and leveraged; as a          participate in the management of
   result of this leverage, the velocity    Grant Park.
   of potential losses may accelerate
   and cause you to incur significant    o  The structure and operation of
   losses.                                  Grant Park involve several conflicts
                                            of interest.

             ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.

 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
           A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                                                  (312) 756-4450 o(800)217-7955
                                                           o FAX (312) 756-4452
Dearborn Capital Management, LLC            Performance Hotline: (866) 516-1574
550 West Jackson Blvd, Suite 1300,             website: www.dearborncapital.com
Chicago, IL 60661                             e-mail: funds@dearborncapital.com